Westbury Bancorp, Inc. WBB 2015 Sterne Agee Financial Institutions Investor Conference Investor Presentation February 11 – 13, 2015 Raymond F. Lipman – Chairman & CEO Greg J. Remus – President & COO Kirk J. Emerich – Chief Financial Officer

Forward-Looking Statements This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “believe,” “contemplate,” “continue,” “intend,” “target” and words of similar meaning. These forward-looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this presentation. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • our ability to manage our operations under the current adverse economic conditions nationally and in our market area; • adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values); • significant increases in our loan losses, including as a result of our inability to resolve classified assets, and management’s assumptions in determining the adequacy of the allowance for loan losses; • credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses; • competition among depository and other financial institutions; • our success in increasing our commercial business, commercial real estate and multi-family lending; • our success in introducing new financial products; • our ability to attract and maintain deposits; 2

Forward-Looking Statements – Cont’d. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • our ability to improve our asset quality even as we increase our non-residential lending; • changes in interest rates generally, including changes in the relative differences between short term and long term interest rates and in deposit interest rates, that may affect our net interest margin and funding sources; • fluctuations in the demand for loans, which may be affected by the number of unsold homes, land and other properties in our market areas and by declines in the value of real estate in our market area; • changes in consumer spending, borrowing and savings habits; • further declines in the yield on our assets resulting from the current low interest rate environment; • risks related to a high concentration of loans secured by real estate located in our market area; • the results of examinations by our regulators, including the possibility that our regulators may, among other things, require us to increase our reserve for loan losses, write down assets, change our regulatory capital position, limit our ability to borrow funds or maintain or increase deposits, or prohibit us from paying dividends, which could adversely affect our dividends and earnings; • changes in the level of government support of housing finance; • our ability to enter new markets successfully and capitalize on growth opportunities; • changes in consumer spending, borrowing and savings habits; • changes in laws or government regulations or policies affecting financial institutions, including the Dodd-Frank Act, particularly the new capital regulations, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board; • changes in our compensation and benefit plans; • loan delinquencies and changes in the underlying cash flows of our borrowers; • risks and costs associated with operating as a publicly traded company; • changes in the financial condition or future prospects of issuers of securities that we own; and • other economic, competitive, governmental, regulatory and operational factors affecting our operations, pricing, products and services described elsewhere in this presentation. 3

Franchise Overview

- Completed mutual to stock conversion in April 2013
- Nine full-service locations with primary markets consisting of Washington and Waukesha Counties
- Closed three branches in the past 12 months
- Strategic focus shifting from thrift to commercial bank business model
  - Commercial lending teams have been "lifted out" with books of business from commercial bank competitors
  - Retail deposit management team has been "lifted out" from large regional retail bank
  - Loan mix – 62% commercial/38% retail
  - Deposits – 80% transaction accounts


Washington County
Waukesha County
Lomira
Cedar Grov
Mayville
Fredonia
Herman Center
West Bend
Port Washington
Cedarburg
Richfield
Mequon
Menomonee Falls
Glendale
Oconomowoc
Delafield
Brookfield
Wauwatosa
Milwaukee
Waukesha
West Allis
Genesee
New Berlin
Greenfield
South Milwauke
Eagle
Muskego
Franklin
Oak Cree
Wind Lake
East Troy
Caledonia

Washington, WI

Rank	Institution	# of Branches	Deposits ($000)	Market Share (%)
1	Bank of Montreal	5	404,845	16.71
2	**Westbury Bancorp Inc.**	**7**	**391,415**	**16.15**
3	Commerce Financial Hldgs Inc.	1	245,477	10.13
4	Oconomowoc Bancshares Inc.	3	188,931	7.80
5	JPMorgan Chase & Co.	3	171,725	7.09
	Total For Institutions In Market	**48**	**2,422,915**	

Waukesha County, WI

Rank	Institution	# of Branches	Deposits ($000)	Market Share (%)
1	Bank of Montreal	19	1,645,896	15.68
2	JPMorgan Chase & Co.	13	969,973	9.24
3	U.S. Bancorp	15	858,695	8.18
4	Associated Banc-Corp	17	798,640	7.61
5	Wintrust Financial Corp.	6	765,613	7.29
30	**Westbury Bancorp Inc.**	**2**	**62,986**	**0.60**
	Total For Institutions In Market	**193**	**10,499,415**	

Source: FDIC June 30, 2014 deposit information.

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Westbury Bancorp, Inc.

County 2014 HHI Rank1 2019 HHI 5-Year Growth 2014 Pop. Rank1 2019 Pop. 5-Year Growth Ozaukee, WI 75,621 1 81,829 8.2% 87,098 18 88,110 1.2% Waukesha, WI 73,685 2 77,469 5.1% 394,063 3 399,819 1.5% Washington, WI 67,629 3 72,011 6.5% 133,168 11 134,947 1.3% Calumet, WI 66,532 4 71,866 8.0% 49,791 29 50,584 1.6% Dane, WI 62,485 5 67,654 8.3% 513,681 2 539,882 5.1% Saint Croix, WI 61,302 6 59,006 -3.7% 85,741 19 87,383 1.9% Pierce, WI 60,644 7 63,037 3.9% 40,644 38 40,398 -0.6% Columbia , WI 59,920 8 66,323 10.7% 56,274 26 55,884 -0.7% Iowa, WI 59,452 9 64,172 7.9% 23,838 49 24,047 0.9% Outagamie, WI 56,973 10 58,658 3.0% 180,301 6 184,587 2.4% Median (All WI Counties) 48,119 51,114 5.5% 40,993 40,640 0.0% Desirable Market Demographics 5 Source: SNL Financial. (1) Ranks based on all 72 counties in Wisconsin. 2014 Median Household Income ’14-’19 Median Household Income Growth 67,629 73,685 51,273 51,579 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Washington Waukesha WI US 6.48% 5.14% 4.46% 4.58% 0.00% 2.00% 4.00% 6.00% 8.00% Washington Waukesha WI US Top Ten Wisconsin Counties Ranked by 2014 Median Household Income

Stock and Valuation Highlights ► Stock data as of December 31, 2014: – MARKET PRICE: $16.40 – SHARES OUTSTANDING: 5,019,849 – MARKET CAP: $82.3 million – PRICE/BOOK VALUE: 95.1% 6

Stock Price Performance 7 (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 140.0% Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 WBB SNL Micro Cap U.S. Bank & Thrift SNL B&T Micro Cap 8.7% WBB 15.4% SNL B&T Micro Cap 122.0% WBB 94.2% Jan-15 Jan-15 Source: SNL Financial. Market data as of 1/16/2015. One Year Relative Price Performance One Year Price-to-Tangible Book Value

Experienced Management Team ► Raymond F. Lipman – Chairman & Chief Executive Officer – Serves as Chairman & CEO of Westbury Bancorp – Over 40 years of financial services industry experience ► Greg J. Remus – President & Chief Operating Officer – Joined Westbury Bank in 2009 – More than 20 years of commercial banking experience ► Kirk J. Emerich – Senior Vice President & Chief Financial Officer – Joined Westbury Bank in 1992 – More than 30 years of experience in the financial services industry ► Michael L. Holland – Senior Vice President & Chief Credit Officer – Joined Westbury Bank in 2012 – More than 20 years of experience in commercial banking and manufacturing ► Glenn Stadler – Senior Vice President of Commercial Lending – Joined Westbury Bank in 2012 – More than 25 years of C&I lending experience ► Peter Lee – Senior Vice President of Retail Banking – Joined Westbury Bank in 2011 – More than 30 years of retail banking experience8

Westbury Bancorp’s Story ► Recent Developments – Promoted Greg Remus to President as of January 1, 2015 – Closed three branches in 2014 due to reduced lobby traffic and slow deposit growth ► Loan Portfolio – Asset quality continues to improve • NPAs of $3.5 million or 0.60% of assets at 12/31/14 – Total loans grew $74.0 million, or 21.3% for the year ended 9/30/14, while for the quarter ended 12/31/14, total loans grew $21.5 million, or an annualized growth rate of 20.5% • Lender focus on loan growth as asset quality has improved and stabilized • Experienced team of C&I, CRE and Multifamily lenders and credit monitoring practices in place to manage growing loan portfolio • Opportunities presented by market disruption on the part of large regional banks ► Non Interest Income – Non interest income represents 27% of total revenue, primarily service fees on deposit accounts – Service fees on deposit accounts, including interchange income, of $175 per checking account annually for year ended 9/30/14; increased to $183 annualized for three months ended 12/31/14 9

Westbury Bancorp’s Story – Cont’d. ► Deposits – 79% of our deposits at 12/31/14 are transaction related (non CD) accounts, including over 27,000 checking accounts – #2 market share in Washington County with 16.1% of total market deposits as of 6/30/14, an increase of 1.60% from 14.5% at 06/30/13 – Total deposits grew $14.0 million, or 3.2%, for year ended 9/30/14. For the quarter ended 12/31/14, deposits grew $17.8 million, or an annualized growth rate of 15.6% – Opportunity for growth in Waukesha County market share with newly reformatted Brookfield location and commercial banking presence focused in Waukesha County ► Capital – Completed mutual to stock conversion in April 2013, raising gross proceeds of $50.9 million – Completed repurchase of 250,000 shares in August 2014; initiated second repurchase program of additional 250,000 shares in August 2014, purchased 171,457 shares through 1/31/15 – Tangible Equity / Assets at 12/31/14 equaled 14.55% – Price to tangible book increased from 80% in January 2014 to 94% at January 16, 2015. 10

Westbury Bancorp’s Story – Cont’d. ► Earnings/Efficiency – Reduced expenses by $1.0 million in fiscal 2014, excluding one time charges for closed branches. Impact of savings from branch closings and FDIC insurance premium reduction expected to further reduce expenses in fiscal 2015 – Non-interest expense for the three months ended 12/31/14 of $5.1 million compared to $5.4 million for the three months ended 9/30/14 and $5.6 million for the three months ended 12/31/13. This is a 10% reduction year over year for the first quarter of 2015 – Non-interest income growth over the past three quarters to $1.7 million for the three months ended 12/31/14 from $1.4 million for the three months ended 3/31/14 – Net interest margin has increased each quarter from $4.1 million for the three months ended 12/31/13 to $4.5 million for the three months ended 12/31/14 – Efficiency ratio of 83.4% for the three months ended 12/31/14, compared to 91.5% for the three months ended 9/30/14 and 96.3% for the three months ended 12/31/13 – Management team will continue to focus on expense control and improvement in efficiency ratio in 2015 11

Neighborhood Bank Branding 12

Loan Composition Historical Loan TrendsLoan Composition Source: SNL Financial; Company reports. CRE breakout unavailable 12/31/2010. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.13 12/31/14 Loan Type ($000) 12/31/10 12/31/11 9/30/12 9/30/13 9/30/14 12/31/14 Single Family 174,276$ 39.4% 167,013$ 41.4% 153,090$ 40.0% 132,496$ 38.2% 135,337$ 32.1% 148,067$ 33.5% Multifamily 40,206 9.1% 40,806 10.1% 38,491 10.1% 47,178 13.6% 76,396 18.1% 82,981 18.7% Owner Occupied CRE NA 0.0% 21,610 5.4% 40,217 10.5% 31,716 9.1% 41,980 10.0% 46,047 10.4% Non-Owner Occupied CRE 135,902 30.8% 110,642 27.4% 92,565 24.2% 80,522 23.2% 93,142 22.1% 93,506 21.1% Construction & Land 32,192 7.3% 11,653 2.9% 8,975 2.3% 10,629 3.1% 16,362 3.9% 19,127 4.3% C&I 29,594 6.7% 23,383 5.8% 22,938 6.0% 25,003 7.2% 37,675 8.9% 32,477 7.3% Consumer and Other 29,658 6.7% 28,467 7.1% 26,320 6.9% 19,639 5.7% 20,290 4.8% 20,514 4.6% Total Loans 441,828$ 100.0% 403,574$ 100.0% 382,596$ 100.0% 347,182$ 100.0% 421,181$ 100.0% 442,720$ 100.0% % of Total % of Total % of Total % of Total % of Total % of Total $442 $404 $383 $347 $421 $443 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 12/31/10 12/31/11 9/30/12 9/30/13 9/30/14 12/31/14 ( $ i n m i l l i o n s ) Single Family Multifamily Owner Occupied CRE Non-Owner Occupied CRE Construction & Land C&I Consumer and Other 33.5% 18.7%10.4% 21.1% 4.3% 7.3% 4.6%

Deposit Composition Historical Deposit TrendsDeposit Composition Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.14 12/31/14 Deposit Type ($000) 12/31/10 12/31/11 9/30/12 9/30/13 9/30/14 12/31/14 Non-interest Bearing 53,474$ 9.6% 58,339$ 11.1% 67,033$ 14.4% 72,331$ 16.4% 77,790$ 17.1% 88,628$ 18.7% Savings, Now, MMA 350,331 63.0% 336,174 64.1% 290,800 62.3% 278,940 63.3% 280,767 61.7% 286,809 60.7% CDs 152,520 27.4% 129,764 24.8% 108,925 23.3% 89,707 20.3% 96,371 21.2% 97,251 20.6% Total Deposits 556,325$ 100.0% 524,277$ 100.0% 466,758$ 100.0% 440,978$ 100.0% 454,928$ 100.0% 472,688$ 100.0% % of Total % of Total % of Total % of Total % of Total % of Total 18.7% 60.7% 20.6% $556 $524 $467 $441 $455 $473 $0 $100 $200 $300 $400 $500 $600 12/31/10 12/31/11 9/30/12 9/30/13 9/30/14 12/31/14 ( i n m i l l i o n s ) Non-interest Bearing Savings, Now, MMA CDs and IRAs

1.68 1.05 0.68 0.53 0.43 0.36 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 FYE 9/30/14 QE1 12/31/14 ( % ) Low Cost of Funds Cost of Funds (%) Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.15

$30.5 $19.1 $13.2 $10.4 $3.8 $3.5 0 5 10 15 20 25 30 35 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 FYE 9/30/14 QE1 12/31/14 NPAs ($mm) Improving Credit Quality Source: Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.16

4.88 3.29 2.5 1.92 0.67 0.60 0 1 2 3 4 5 6 FYE 12/31/10 FYE 12/31/11 FYE 9/30/12 FYE 9/30/13 FYE 9/30/14 QE1 12/31/14 ( % ) NPAs / Assets (%) Source: Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. Improving Credit Quality 17

Asset Quality Profile – Recent Quarters NPAs / Assets (%) LLR / NPLs (%)NCOs / Loans (%) LLR / Loans (%) Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.18 1.15 1.01 0.90 0.67 0.60 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % ) 1.07 1.08 1.05 0.97 0.95 0.00 0.20 0.40 0.60 0.80 1.00 1.20 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % ) 0.79 0.05 (0.16) 0.17 0.19 (0.40) (0.20) 0.00 0.20 0.40 0.60 0.80 1.00 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % ) 75.6 87.9 202.1 284.8 350.0 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % )

Strong Capital Position ► Westbury maintains a low risk profile with strong capital levels Strong Capital Levels Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.19 8.5 8.0 8.9 16.7 15.2 14.6 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 FYE 12/31/10 FYE 12/31/11 FYE 9/30/2012 FYE 9/30/13 FYE 9/30/14 QE1 12/31/14 T a n g . C o m m o n E q u i t y / T a n g . A s s e t s ( % )

Profitability – Recent Quarters ROAA (%) Efficiency Ratio (%)Net Interest Margin (%) ROAE (%) Source: SNL Financial; Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th.20 0.05 (1.32) 0.05 0.16 0.31 (1.60) (1.40) (1.20) (1.00) (0.80) (0.60) (0.40) (0.20) 0.00 0.20 0.40 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % ) 0.30 (7.91) 0.31 1.04 2.05 (10.00) (8.00) (6.00) (4.00) (2.00) 0.00 2.00 4.00 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % ) 3.49 3.43 3.41 3.55 3.43 3.30 3.35 3.40 3.45 3.50 3.55 3.60 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % ) 96.31 151.16 99.41 91.46 83.35 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 ( % )

Pretax, Pre-Provision Earnings1 ($000s) Source: Company reports. Note: In 2012, the Company changed its fiscal year from December 31st to September 30th. (1) Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Improving Core Earnings — Recent Quarters 21 216 (233) 315 467 932 (500) (250) 0 250 500 750 1,000 FQ1 2014 FQ2 2014 FQ3 2014 FQ4 2014 FQ1 2015 PTPP Income ($000s)

Shareholder Focus ► Grow earnings organically – Infrastructure/leadership team in place/deep bench of talent – Impact of loan growth and branch closings beginning to show in quarterly results – Loyal local customer base including core deposits – Located in two of Wisconsin’s higher growth markets impacted by disruption of large regional banks – Strong market share – Clean balance sheet ► Active capital management – Focus on growth in book value per share – Continuation of stock repurchase programs – Board will continue to consider the possibility of implementing a quarterly cash dividend 22

Shareholder Focus ► Acquisitions – Believe organic growth and capital management tools are currently the best ways to build shareholder value – While acquisitions are not a priority, we would consider an acquisition if the “right” opportunity arose in one of the markets on which we are focused – Factors/considerations for determining whether an acquisition makes sense or not include: • Cultural fit • Attractively priced • Amount of dilution/accretion • TBV earnback period • Logical extension of our geographic footprint – Acquisition of branches may be considered to aid in funding of loan growth 23

Summary ► Executive leadership in place ► Westbury is an innovative community bank – Strong, recurring fee income stream – Solid base of low cost transaction accounts – Ongoing focus on revenue generation and expense control, leading to improved efficiency ► Strong balance sheet – Strong capital levels – High quality loan growth while maintaining asset quality ► While concerns exist – regulatory costs, competitor pricing pressure, ability to reduce overhead – we believe the Company is well-positioned for the future 24

Questions?

Appendix

Pretax, Pre-Provision Earnings ($000s) Non-GAAP Reconciliation 27 FQ1 FQ2 FQ3 FQ4 FQ1 2014 2014 2014 2014 2015 Net Interest Income 4,102$ 4,073$ 4,108$ 4,402$ 4,451$ Total Non-Interest Income 1,758 1,427 1,512 1,547 1,674 Less: Gain/(Loss) on sales of branches and other assets 0 (68) (2) 31 18 Less: Gain/(Loss) on sales of securities 0 24 18 3 70 Recurring Non-Interest Income 1,758$ 1,471$ 1,496$ 1,513$ 1,586$ Total Non-Interest Expense (5,644) (8,314) (5,587) (5,441) (5,105) Less: Valuation Loss on Real Estate Held For Sale 0 (1,964) (252) 7 0 Less: Branch Realignment 0 (573) (46) 0 0 Recurring Non-Interest Expense (5,644)$ (5,777)$ (5,289)$ (5,448)$ (5,105)$ Pre-Tax, Pre-Provision Income 216$ (233)$ 315$ 467$ 932$